UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

Pacer Funds Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)Proposed maximum aggregate value of transaction:
(5)Total Fee Paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4)Date Filed:

[March 8, 2023]

Dear Shareholder:
The Board of Trustees of the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”), a series of Pacer Funds Trust (the “Trust”), has scheduled a special meeting (the “Special Meeting”) of shareholders to be held on April 12, 2023, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Pacific Asset Management LLC (“PacificAM”) currently serves as the investment sub-adviser to the Fund. PacificAM is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). In October 2022, Pacific Life entered into a definitive agreement with Aristotle Capital Management, LLC (“Aristotle Capital”), pursuant to which Aristotle Capital will, subject to customary closing conditions, acquire PacificAM (the “Transaction”). The Transaction is expected to be completed by or before the first half of 2023 (the “Closing Date”), at which time PacificAM will become a subsidiary of Aristotle Capital and will be renamed Aristotle Pacific Capital, LLC (“Aristotle Pacific” or the “Sub-Adviser”).
The Special Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement.
PROPOSAL:    To approve a new investment sub-advisory agreement among Pacer Advisors, Inc., Aristotle Pacific Capital, LLC, and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
If you are a shareholder of record as of the close of business on February 27, 2023 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.
The attached Proxy Statement provides additional information about the Proposal and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.
Thank you for your continued support.

Sincerely,

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer
Pacer Funds Trust

Voting is quick and easy. Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting. Everything you need is enclosed. To cast your vote:
•PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Pacer Pacific Asset Floating Rate High Income ETF

a series of Pacer Funds Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on April 12, 2023

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), a registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on April 12, 2023, at 10:00 a.m. Central time for the purpose of considering the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof:

PROPOSAL:    To approve a new investment sub-advisory agreement among Pacer Advisors, Inc., Aristotle Pacific Capital, LLC, and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
[The Board has unanimously approved the New Investment Sub-Advisory Agreement between the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund.] However, shareholder approval is required to proceed. [The Board believes that the Proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the Proposal.]

Shareholders of record at the close of business on February 27, 2023 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees:

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer
[March 8, 2023]

YOUR VOTE IS IMPORTANT – PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Pacer Pacific Asset Floating Rate High Income ETF
a series of Pacer Funds Trust

Important information to help you understand and vote on the Proposal:
While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the Proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.
Questions and Answers
Question:     What is this document and why did you send it to me?
Answer:     You are receiving these proxy materials because on February 27, 2023 (the “Record Date”) you owned shares of the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”), a series of Pacer Funds Trust (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment sub-advisory agreement between Pacer Advisors, Inc. (the “Adviser”), Aristotle Pacific Capital, LLC (formerly Pacific Asset Management LLC) (“Aristotle Pacific” or the “Sub-Adviser”), and the Trust, on behalf of the Fund, to allow the Sub-Adviser to continue to serve as the investment sub-adviser for the Fund following the change in ownership of the Sub-Adviser. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.
[At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on March 6, 2023, the Board approved the continuation of the Sub-Adviser as the investment sub-adviser to the Fund under a new investment sub-advisory agreement (the “New Investment Sub-Advisory Agreement”), subject to shareholder approval.] You have a right to vote on the Proposal and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the Proposal.
Question:     What am I being asked to vote on?
Answer:    You are being asked to vote to approve the New Investment Sub-Advisory Agreement between the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund. The Proposal relates to a change in the equity ownership of the Sub-Adviser. Pacific Asset Management LLC (“PacificAM”) currently serves as the investment sub-adviser to the Fund. PacificAM is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). In October 2022, Pacific Life entered into a definitive agreement with Aristotle Capital Management, LLC (“Aristotle Capital”), pursuant to which Aristotle Capital will, subject to customary closing conditions, acquire PacificAM (the “Transaction”). The Transaction is expected to be completed by or before the first half of 2023 (the “Closing Date”), at which time PacificAM will become a subsidiary of Aristotle Capital and will be renamed Aristotle Pacific Capital, LLC. The change in ownership of PacificAM constitutes a change in control of PacificAM that will trigger the automatic termination of the existing investment sub-advisory agreement between the Trust, on behalf of the Fund, PacificAM, and the Adviser dated as of October 14, 2021 (the “Existing Investment Sub-Advisory Agreement”). If the Fund’s shareholders approve the New Investment Sub-Advisory Agreement, Aristotle Pacific (formerly known as PacificAM) will continue to serve as the Fund’s investment sub-adviser effective upon the close of the Transaction. There are no material differences between the Existing Investment Sub-Advisory Agreement and the proposed New Investment Sub-Advisory Agreement, other than their effective dates.
Question:     Who is Aristotle Capital Management, LLC?
Answer:    Aristotle Capital, whose principal office is located at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, is an investment management organization that specializes in equity and fixed income portfolio management for institutional and advisory clients worldwide. Aristotle Capital is a family of five independent registered investment advisors each with their own investment team all supported by one mid-back office shared services platform. Together with its affiliates, Aristotle Capital had approximately $54.12 billion in combined assets under management as of December 31, 2022.
Question:     What will happen if the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement?
Answer:    The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. [If the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement,

the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include, among others, further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of a different proposal, termination of the Existing Investment Sub-Advisory Agreement, or liquidation of the Fund.]
Question:     How will my approval of this Proposal affect the management and operation of the Fund?
Answer:    Approval of the New Investment Sub-Advisory Agreement is not expected to have any effect on the Fund’s investment policies, strategies, and risks. Bob Boyd, Portfolio Manager and Managing Director of the Sub-Adviser, and Ying Qiu, CFA, Portfolio Manager and Managing Director of the Sub-Adviser, will continue to serve as the primary persons responsible for the day-to-day management of the Fund.
Question:    When and where will the Special Meeting be held?
Answer:    The Special Meeting will be held on April 12, 2023 at 10:00 a.m. Central time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Question:    How will my approval of this Proposal affect the expenses of the Fund?
Answer:    Approval of the New Investment Sub-Advisory Agreement by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to be compensated by the Adviser, and not by the Fund.
Question:    Are there any material differences between the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement?
Answer:    No. There are no material differences between the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, other than the effective dates. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to provide the same day-to-day portfolio management services to the Fund as it currently provides. The Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.
Question:    Has the Board approved the Proposal and how does the Board recommend that I vote?
Answer:    [Yes.] [ ]
Question:    Who is Morrow Sodali Fund Solutions?
Answer:    Morrow Sodali Fund Solutions is a third-party proxy vendor that the Fund has engaged (at the Sub-Adviser’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must be adjourned to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?
Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Sub-Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.
Question:    What vote is required?
Answer:    Approval of the New Investment Sub-Advisory Agreement with the Sub-Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:    How do I vote my shares?
Answer:    Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to Morrow Sodali Fund Solutions, the Proxy Tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.
In addition, you may vote through the internet by visiting [website].com and following the online instructions.
If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.
Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.
Question:    Whom should I call for additional information about this Proxy Statement or the Fund?
Answer:    If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Morrow Sodali Fund Solutions at [phone number].
Question:    How is a quorum for the Special Meeting established?
Answer:    One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.
Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

Pacer Pacific Asset Floating Rate High Income ETF

a series of Pacer Funds Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-617-0004
To be held on April 12, 2023
This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust) and its series, the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”), and at any adjournments or postponements thereof (the “Special Meeting”), to be held on April 12, 2023, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.
Shareholders of record at the close of business on the record date, established as February 27, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement is expected to be mailed to shareholders on or about [Mailing Date], 2023. The Special Meeting is being held to vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:
PROPOSAL:    To approve a new investment sub-advisory agreement among Pacer Advisors, Inc., Aristotle Pacific Capital, LLC, and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 12, 2023:
To obtain directions to attend the Special Meeting, please call [phone number]. Representatives are available to assist Monday through Friday, 9 a.m. to 10 p.m. Eastern time. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (800) 617-0004. The proxy statement for this meeting is available at: [website].com.
Background
Pacific Asset Management LLC (“PacificAM”) currently serves as the investment sub-adviser to the Fund. PacificAM is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). In October 2022, Pacific Life entered into a definitive agreement with Aristotle Capital Management, LLC (“Aristotle Capital”), pursuant to which Aristotle Capital will, subject to customary closing conditions, acquire PacificAM (the “Transaction”). The Transaction is expected to be completed by or before the first half of 2023 (the “Closing Date”), at which time PacificAM will become a subsidiary of Aristotle Capital and will be renamed Aristotle Pacific Capital, LLC (“Aristotle Pacific” or the “Sub-Adviser”).
[The Board is recommending that shareholders approve the New Investment Sub-Advisory Agreement between the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund, which would become effective upon the closing of the Transaction.] There are no material differences between the New Investment Sub-Advisory Agreement and the Fund’s existing investment sub-advisory agreement with PacificAM, dated as of October 14, 2021 (the “Existing Investment Sub-Advisory Agreement”), except for its effective date. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.
As described in this Proxy Statement, the New Investment Sub-Advisory Agreement is necessary because the Existing Investment Sub-Advisory Agreement will automatically terminate upon the change in control of the Sub-Adviser that is expected to occur by or before the first half of 2023 when Aristotle Capital acquires PacificAM.
The change in control of the Sub-Adviser is not expected to affect the management of the Fund, as the Fund will continue to be managed by the Sub-Adviser’s investment team currently comprised of Bob Boyd and Ying Qiu. The Sub-Adviser has represented to the Board and the Adviser that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Investment Sub-Advisory Agreement.

Because the change in control of PacificAM will result in the termination of the Existing Investment Sub-Advisory Agreement, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Sub-Adviser.
[At a meeting of the Board held on March 6, 2023, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted] [ ].
Accordingly, the Fund is seeking shareholder approval to continue to retain Aristotle Pacific (formerly known as PacificAM) as its investment sub-adviser following the expected change in control by or before the first half of 2023. The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. If the Fund’s shareholders do not approve the Sub-Adviser as the investment sub-adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, but not limited to, further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of a different proposal, termination of the Existing Investment Sub-Advisory Agreement, or liquidation of the Fund.
Legal Requirements in Approving the New Investment Sub-Advisory Agreement
The form of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Sub-Advisory Agreement are materially identical to the terms of the Existing Investment Sub-Advisory Agreement with respect to services provided by the Sub-Adviser. The Existing Investment Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on September 15, 2021, and by the Fund’s initial shareholder on October 19, 2021.
The New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than the effective dates of the agreements. The material terms of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement are described below in the section titled “Summary of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement.” The New Investment Sub-Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction which is expected to occur by or before the first half of 2023.
History of the Fund
The Fund is the successor to the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, as a result of the reorganization of the predecessor fund into the Fund at the close of business on October 22, 2021. In addition, the Pacific Global Senior Loan ETF was the successor to the investment performance of AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, as a result of the reorganization of the series of AdvisorShares Trust into a series of Pacific Global ETF that occurred on December 27, 2019. The Pacific Global Senior Loan ETF was managed by Pacific Global Advisors LLC and sub-advised by PacificAM. PacificAM continued to serve as the investment sub-adviser to the Fund following the reorganization into the Trust.
Information about the Adviser
The Adviser is a registered investment adviser with offices located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The Adviser has managed exchange-traded funds since 2015. For the services it provides to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.
The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position/Principal Occupation
Joe Thomson	President
JoAnn Thomson	Treasurer/Secretary
Ashlee Bradbard	Senior Vice President
Kimberly Zeller	Vice President
Sean O’Hara	Director
John Donegan	Chief Compliance Officer

Information about Pacific AM and Aristotle Pacific
PacificAM is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. PacificAM’s principal office is located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. Aristotle Pacific’s principal office is located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. As a result of the Transaction and on the Closing Date, PacificAM will become a subsidiary of Aristotle Capital, will be renamed Aristotle Pacific Capital, LLC, and will no longer be an affiliate of Pacific Life Insurance Company. Following the Closing Date, Aristotle Pacific will maintain PacificAM’s investment approach, business focus, and high level of client service, while being better position to achieve additional scale.
The following table sets forth the name, position and principal occupation of each current director and principal officer of PacificAM, each of whom is located at PacificAM’s principal office location.

Name	Position/Principal Occupation
Dominic D. Nolan	Chief Executive Officer
James P. Leasure	Senior Managing Director
Carol E. Rumsey	AVP, Chief Compliance Officer
Joshua B. Schwab	AVP, Operations
Joseph G. Lallande	AVP, Assistant General Counsel & Assistant Secretary
The following table sets forth the name, position and principal occupation of the individuals who will serve as directors and principal officers of Aristotle Pacific following the closing of the Transaction, each of whom is located at Aristotle Pacific’s principal office location.

Name	Position/Principal Occupation
Dominic D. Nolan	Chief Executive Officer
James P. Leasure	Senior Managing Director
Carol E. Rumsey	Chief Compliance Officer
Joshua B. Schwab	Chief Financial Officer & Chief Operating Officer
Joseph G. Lallande	General Counsel
Compensation Paid to PacificAM
Under the Existing Investment Sub-Advisory Agreement, the Adviser pays PacificAM the following percentages of net profits as a sub-advisory fee: 40% on assets up to $500 million; 50% on assets of more than $500 million. Net profits for the Fund are determined as the management fee of the Fund, less (i) 0.10% of the Fund’s average net assets and (ii) expenses related to operating the Fund. The management fee structure under the New Investment Sub-Advisory Agreement will be materially identical to the management fee structure under the Existing Investment Sub-Advisory Agreement. For the fiscal period ended April 30, 2022, the Adviser paid $4,317 in management fees (which equates to 0.01% of the Fund’s average daily net assets) to PacificAM for its services provided to the Fund.
Summary of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement
A copy of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Sub-Advisory Agreement have been included in this summary. The investment sub-advisory services to be provided by the Sub-Adviser and the fee structure under the New Investment Sub-Advisory Agreement are identical to the services currently provided by the Sub-Adviser and the fee structure under the Existing Investment Sub-Advisory Agreement.
Duration and Termination. The New Investment Sub-Advisory Agreement, like the Existing Investment Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the New Investment Sub-Advisory Agreement shall continue in effect thereafter for successive periods of twelve months so long as such continuation is specifically approved at least annually by the Board.
Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ prior written notice to the other parties, or by the Adviser or the Sub-Adviser if either the Adviser or the Sub-Adviser shall materially breach the Agreement and Adviser or Sub-Adviser has been provided written notice and where such breach remains uncured for a period of sixty (60) days following such notice. In the event that the Trust terminates the Investment Advisory Agreement, the sub-advisory agreement shall terminate concurrently with such termination.
Sub-Advisory Services. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement require that the Sub-Adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under the both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, the Sub-Adviser determines the portfolio assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.
Management Fees. The Fund’s sub-advisory fee will not change as a result of the approval of the Proposal. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that for the Sub-Adviser’s services, the Sub-Adviser is paid a fee by the Adviser, which is calculated based on the percentages of net profits as a sub-advisory fee, as described above in “Compensation Paid to PacificAM.”
Brokerage Policies. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement direct the Sub-Adviser to place orders for the purchase or sale of securities at such prices and commission rates as are consistent with its obligation to seek best execution of such transactions. Under both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services which assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided. For the fiscal year ended April 30, 2022, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, the Sub-Adviser, or any affiliated persons of such persons.
Payment of Expenses. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).
Other Provisions. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
[Board Recommendation of Approval]
[Nature, Extent and Quality of Services to be Provided by the Sub-Adviser.]
[Costs and Benefits of Sub-Adviser’s Services to be Provided to the Fund.]
[Economies of Scale.]
[Overall Findings and Conclusions of the Board.]
Vote Required
The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. Approval of the New Investment Sub-Advisory Agreement in order to re-engage the Sub-Adviser as the investment sub-adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
THE BOARD RECOMMENDS THAT THE FUND’S SHAREHOLDERS [VOTE “FOR”] THE PROPOSAL.

ADDITIONAL INFORMATION
Any Purchases or Sales of Securities of the Adviser or its Affiliates
Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies, or the Sub-Adviser or any of its affiliated companies.
Brokerage Transactions
The Sub-Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.
Record Date/Shareholders Entitled to Vote
The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including the Proposal.
Shareholders of the Fund at the close of business on February 27, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, the total outstanding shares of the Fund were [ ].
Voting Proxies
You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [phone number]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.
Quorum Required
The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chair of the Special Meeting or the holders of a majority of the Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposal to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation
Proxies will be solicited by the Trust, the Adviser, the Sub-Adviser, and/or Morrow Sodali Fund Solutions, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Sub-Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The total estimated cost of the solicitation is $7,500.
Meeting Venue
We intend to hold the Special Meeting in person at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [website].com, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of April 12, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Service Providers
The Fund’s investment adviser is Pacer Advisors, Inc., located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The Fund’s current investment sub-adviser is Pacific Asset Management LLC, located at 840 Newport Drive, 7th Floor, Newport Beach, California 92660. Upon closing of the Transaction, Pacific Asset Management LLC will be renamed Aristotle Pacific Capital, LLC, and will be located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Pacer Financial, Inc., an affiliate of the Pacer Advisors, Inc. and located at 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355, serves as distributor and principal underwriter to the Fund.
Share Ownership
To the knowledge of the Trust’s management, as of the close of business on February 27, 2023, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on February 27, 2023, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.

Name and Address	% Ownership	Type of Ownership
[		Record
Record
Record
Record
	]	Record
Reports to Shareholders
Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
Other Matters to Come Before the Special Meeting
The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals
The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [phone number]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available on the internet at [website].com. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Pacer Pacific Asset Floating Rate High Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-800-617-0004. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT made as of the [ ] day of [ ], 2023, by and among PACER FUNDS TRUST (the “Trust”), PACER ADVISORS INC. (“Adviser”), and ARISTOTLE Pacific Capital, LLC (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement as of September 15, 2021, with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Adviser will provide advisory services to, among other series of the Trust, Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”).

WHEREAS, the Fund’s shareholders approved this Agreement at a special meeting of shareholders held on [ ], 2023.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to provide investment sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Adviser has furnished or will furnish to the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a) the Trust’s Declaration of Trust and all amendments thereto or restatements thereof (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b) the Trust’s By-Laws and all amendments thereto;

(c) resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d) the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

(e) the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 333-201530) and under the 1940 Act (File No. 811-23024), as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

(f) the Trust’s most recent prospectus and Statement of Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the “Prospectus”).

The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing as soon as commercially practicable.

3. Management. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund as contained in the Prospectus. The Sub-Adviser and the Adviser will make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

The Sub-Adviser further agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable U.S. rules and regulations pertaining to its investment advisory activities;
Exhibit A - 1

(c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer, with any regulated broker, dealer or other counterparty, or through any regulated trading venue. The Sub-Adviser will place orders for the purchase or sale of securities at such prices and commission rates as are consistent with its obligation to seek best execution of such transactions as such term is reasonably understood under the Investment Advisers Act of 1940 (“Advisers Act”). Where the Sub-Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services which assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Adviser or any of its affiliated brokers or dealers, the Sub-Adviser or any affiliated person of either the Trust, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act;

(d) will report regularly to the Adviser and to the Trust’s Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Trust’s Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees (including, without limitation, with respect to benefits obtained from brokerage);

(e) will maintain books and records with respect to the Trust’s securities transactions and will furnish the Adviser and the Trust’s Board of Trustees such periodic and/or special reports as the Adviser or the Trust’s Board of Trustees may request;

(f) will act upon instructions from the Adviser that are not inconsistent with its fiduciary duties hereunder;

(g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

(h) will receive the research and recommendations of the Adviser with respect to the investment and reinvestment of the assets of the Funds; and

(i) will vote proxies received by the Sub-Adviser in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Trust and the Adviser agree that the Sub-Adviser shall not advise or act for the Trust or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Fund or the issuers of such securities.

4. The Adviser’s Duties. The Adviser shall continue to have responsibility for all other services to be provided to the Fund pursuant to its Investment Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. The Adviser shall also retain direct portfolio management responsibility with respect to any assets of the Fund that are not allocated by the Adviser to the portfolio management of the Sub-Adviser.

5. References to the Sub-Adviser. During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by email, first-class or overnight mail, facsimile transmission equipment or hand delivery, Attn: Legal Department.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to maintain the records
Exhibit A - 2

required to be maintained by subsections (b)(1), (b)(5), (b)(9), (b)(10), (b)(11), (e) and (f) of Rule 31a-1 under the 1940 Act and preserve them for the periods prescribed by Rule 31a-2 under the 1940 Act.

7. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, custodial fees and expenses and stamp duties, if any) purchased for the Fund.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto (the “Sub-Advisory Fee”).

9. Services to Others. The Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser’s acts in such capacities, provided that whenever the Fund and one or more other investment companies or accounts advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a manner believed by the Sub-Adviser to be equitable consistent with its fiduciary obligations to the Fund and such other investment entities. The Adviser recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Limitation of Liability. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under this Agreement, except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

11. Indemnification. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys’ fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

12. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined as described below.

(a) This Agreement shall become effective with respect to the Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall remain in effect with respect to the Fund for a period of two (2) years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to the Fund thereafter for successive periods of twelve (12) months so long as such continuation is specifically approved at least annually by (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund, and otherwise complies with the requirements of the 1940 Act.

(b) Termination. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ prior written notice to the other parties, or by the Adviser or the Sub-Adviser if either the Adviser or the Sub-Adviser shall materially breach this Agreement and Adviser or Sub-Adviser has been provided written notice and where such breach remains uncured for a period of sixty (60) days following such notice. In the event that the Trust terminates the Investment Advisory Agreement, this Agreement shall terminate concurrently with such termination. This Agreement will immediately terminate in the event of its assignment.

As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.

Exhibit A - 3

13. Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is in writing executed by each party hereto and, to the extent required by the 1940 Act or the rules or regulations thereunder (unless an exemptive or other relief granted by the Securities and Exchange Commission or its staff apply), approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund.

14. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the investment and management of the Fund, and hereby supersedes any prior agreement by the parties hereto.

15. Miscellaneous.

(a) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the State of Delaware, without application of the principles of conflicts of laws, provided that nothing in this Agreement will be construed in any manner inconsistent with the Investment Company Act, Advisers Act or any rule or regulation of the SEC thereunder. Any action related to or arising out of or in connection with this Agreement shall be brought only in a federal or state court located in Kent County, Delaware, and each party hereby waives any defense of improper venue, inconvenient forum or other related defense in any such action brought in any such court.

(c) Survival. Any termination of this Agreement shall not however, affect the ongoing provisions of this Agreement which shall survive such termination in accordance with their terms, including, without limitation, Section 3(g), 6, 10, 11, 13, 15(b), 15(d)-(g), and 16.

(d) Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) Cooperation. All parties agree to cooperate fully and in good faith with any reasonable request by the other party to respond to any regulatory audit, investigation or inquiry, or legal action related to any of the activities contemplated by this Agreement and shall make its books and records relevant to services under this Agreement available during normal business hours. If any party requires or reasonably believes it needs copies of any records of the other party to respond to any regulatory inquiry or claim or suit from any individual or entity, the party from whom the records are requested shall supply copies of such records in a timely manner. Each party shall make its records relating to services under this Agreement reasonably available to any regulatory authorities, or in any judicial or arbitration proceeding involving another party if said records are the subject of a formal, specific request by such other party. In the foregoing circumstances, the requesting party shall bear all reasonable costs involved with copying and delivering such records.

(f) If any provision of this Agreement is or should become inconsistent with any law or rule of any governmental or regulatory body having jurisdiction over the subject matter of this Agreement or the parties hereto, the provision will be deemed to be rescinded or modified to the extent required (but only to the extent required) to be consistent with any such law or rule. In all other respects, this Agreement will continue and remain in full force and effect.

16. Notices. All notices under this Agreement shall be given in writing and shall be deemed to have been given and received on the date on which the notice is personally delivered, or, if sent by email, on the date of an email acknowledgment, or, if mailed, on the next business day after which it is deposited with a nationally-recognized express delivery service for next day delivery or the third business day after the date on which it is deposited in the United States mail, if mailed to the attention of the person at the following address, or at such other address(es) as may be designated by notice from such party to all other parties listed below:

Exhibit A - 4

(a) If to Adviser:

Pacer Advisors, Inc.
500 Chesterfield Parkway
Malvern, PA 19355
With copies to:

Bruce Kavanaugh, Vice President
bruce.kavanaugh@pacerfinancial.com

John Ramírez, Counsel
john.ramirez@practus.com

(b) If to Trust:

Pacer Funds Trust
500 Chesterfield Parkway
Malvern, PA 19355

Bruce Kavanaugh
bruce.kavanaugh@pacerfinancial.com

John Ramírez, Counsel
john.ramirez@practus.com

(c) If to Sub-Adviser:

Aristotle Pacific Capital, LLC
840 Newport Center Drive, 7th Floor
Newport Beach, CA 92660

Dominic Nolan, CEO
dominic.nolan@pacificAM.com

with a copy to:

J. G. Lallande, Esq.
joseph.lallande@pacificlife.com

Each party may rely upon any written notice from any person reasonably believed by it to be a genuine and authorized representative of the other party.

* * *

[SIGNATURE PAGE FOLLOWS]

Exhibit A - 5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACER FUNDS TRUST

____________________________
By:
Name: Bruce Kavanaugh
Title: Secretary

PACER ADVISORS INC.

____________________________
By:
Name: Sean E. O’Hara
Title: Director

Aristotle Pacific Capital, LLC

_______________________
By:
Name: Dominic Nolan
Title: Chief Executive Officer

Exhibit A - 6

SCHEDULE A

The Sub-Advisory Fee shall be calculated as follows:
Adviser shall pay the following percentage(s) of “Net Profits” (as defined below) to Sub-Adviser.

(A) Up to $500 million: 40%

(B) More than $500 million: 50%

Each dollar remains at each threshold level and earns that fee in continuance. After reaching the next threshold, each new dollar will be added to that level. For example, the first $500 million dollars in Net Profits will be paid based on 40% of Net Profits and the next dollar will be paid based on 50% of Net Profits.

Net Profits of the Fund shall equal the amount of the Management Fee (as defined in the Prospectus) of the Fund less the sum of: (i) a distribution fee of 0.10% (10 bps) of such Fund’s total assets; and (ii) the Fund’s fees and expenses (“Included Expense”) as detailed in Schedule B.

In the event that the Fund’s Net Profits calculation is a negative amount, such net losses shall be borne wholly by the Adviser, and not shared with the Sub-Adviser in any way.

The Sub-Adviser will not be directly liable for any Fund-related expenses unless agreed to separately by the parties in writing. Adviser will notify Sub-Adviser promptly (i) of any changes in the expense categories or any material increase in the Included Expense outlined in Schedule B; and (ii) if payment of any Included Expense is made to an affiliate, subsidiary, employee, officer or director of Adviser, or any other “interested person.”

Exhibit A - 7

SCHEDULE B

Projected Fees and Expenses1

[ ]

1 May be subject to change. Fees and expenses will be invoiced when billing is incurred by Adviser.
Exhibit A - 8

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free [ ]. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.[ ].com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

Pacer Pacific Asset Floating Rate High Income ETF
IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 12, 2023
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central time, on April 12, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment sub-advisory agreement among Pacer Advisors, Inc., Aristotle Pacific Capital, LLC, and the Trust, on behalf of the Pacer Pacific Asset Floating Rate High Income ETF. No increase in shareholder fees or expenses is being proposed.
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THANK YOU FOR VOTING